                                 AMENDMENT NO. 3
                                       TO
                             PARTICIPATION AGREEMENT

     This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF") (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, A I M DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor Immediate Variable Annuity, Form No. 03017N and Platinum Investor PLUS Variable Life Insurance Policy, Form No. 02600N.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                      SEPARATE ACCOUNTS
    FUNDS AVAILABLE UNDER             UTILIZING SOME OR                   CONTRACTS FUNDED
         THE POLICIES                 ALL OF THE FUNDS                BY THE SEPARATE ACCOUNTS
-----------------------------   ----------------------------   -------------------------------------
AIM V.I. International Growth   The United States Life         -    Platinum Investor Flexible
Fund - Series I shares          Insurance Company in the            Premium Variable Life Insurance
                                City of New York Separate           Policy Policy Form No. 97600N
                                Account USL VL-R

AIM V.I. Premier Equity                                        -    Platinum Investor Survivor Last
Fund - Series I shares                                              Survivor Flexible Premium
                                                                    Variable Life Insurance Policy
                                                                    Policy Form No. 99206N

                                                               -    Platinum Investor PLUS Flexible
                                                                    Premium Variable Life Insurance
                                                                    Policy Policy Form No. 02600N

                                                               -    Platinum Investor Survivor II
                                                                    Premium Variable Life Insurance
                                                                    Policy Policy Form No. 01206N

                                The United States Life         -    Platinum Investor IVA Immediate
                                Insurance Company in the            Variable Annuity Policy Contract
                                City of New York Separate           Form No. 03017N
                                Account USL VA-R

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE DATE: SEPTEMBER 5, 2003

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK


Attest: /s/ Lauren W. Jones             By: /s/ S. Douglas Israel
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Attest:                                 Title:
        -----------------------------          ---------------------------------


                                       2